FORM 8-K

                                ----------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                  QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2003

                          FINANCIAL INSTITUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

            New York                     0-26481                 16-0816610
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
 incorporation or organization)                              Identification No.)

  220 Liberty Street, Warsaw, New York                                  14569
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code                (716) 786-1100

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 1. Not Applicable

Item 2. Not Applicable

Item 3. Not Applicable

Item 4. Not Applicable

Item 5. Not Applicable

Item 6. Not Applicable

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired None.

      (b)   Pro Forma Financial Information None.

      (c)   Exhibit

            99.1 Pursuant to Regulation FD, Financial Institutions, Inc. is furnishing a press release dated February 13, 2003.

Item 8. Not Applicable

Item 9. Regulation FD Disclosure

      Pursuant to Regulation FD, Financial Institutions, Inc. is furnishing a press release dated February 13, 2003. The Press Release is attached hereto as exhibit 99.1.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FINANCIAL INSTITUTIONS, INC.
                                                      (Registrant)


February 13, 2002                                   /s/ Peter G. Humphrey
-----------------                                   ---------------------
      Date                                    Peter G. Humphrey, President & CEO